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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) - May 14, 2003

                                 ---------------

                      PLATINUM UNDERWRITERS HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)

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
                  BERMUDA                              001-31341                       NOT APPLICABLE
      (State or other jurisdiction of             (Commission File Number)            (IRS Employer
       incorporation or organization)                                                Identification No.)
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
         THE BELVEDERE BUILDING, 69 PITTS BAY ROAD, PEMBROKE, BERMUDA                       HM08
                   (Address of principal executive offices)                              (Zip Code)
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                                 (441) 295-7195
              (Registrant's telephone number, including area code)

                                       N/A
             (Former name or address, if changed since last report)
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Item 7.       Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1 Press release dated May 14, 2003.

Item 9.  Regulation FD Disclosure.

         On May 14, 2003 Platinum Underwriters Holdings, Ltd. issued a press release updating its guidance with respect to financial results for fiscal year 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference in this Item 9.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PLATINUM UNDERWRITERS
                                          HOLDINGS, LTD.


                                          By:  /s/ William A. Robbie
                                               -----------------------------
                                               William A. Robbie
                                               Executive Vice President and
                                               Chief Financial Officer

Date: May 14, 2003

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                                  Exhibit Index

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Exhibit
Number                     Description
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
99.1                       Press release dated May 14, 2003.
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